SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2005
CYBERGUARD CORPORATION
(Exact name of registrant as specified in its charter)

FLORIDA	0-24544	65-0510339

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
350 SW 12th Avenue
Deerfield Beach, Florida 33442
(Address of principal executive offices)
(954) 375-3500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On August 18, 2005, CyberGuard Corporation (the “Company”) issued a press release announcing results for the fourth quarter and fiscal year ended June 30, 2005. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
As described in Item 2.02 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of the Company dated August 18, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CyberGuard Corporation
Date: August 18, 2005	By:	/s/ Michael Matte
		Name:	Michael Matte
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated August 18, 2005.

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